UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 28, 2017

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note

As previously disclosed, on January 4, 2017 (the “Petition Date”), Bonanza Creek Energy, Inc. (“Bonanza Creek”, the “Company” or “we” and, following the Effective Date (as defined below), “Reorganized Bonanza Creek”) and all of Bonanza Creek’s subsidiaries (the “Subsidiaries” and, together with Bonanza Creek, the “Debtors”; the Debtors, solely following the Effective Date, the “Reorganized Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) for reorganization under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On April 7, 2017, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated April 6, 2017 (the “Plan”).

On April 28, 2017 (the “Effective Date”), the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the effectiveness of the Plan, the emergence of the Company and its subsidiaries from the Chapter 11 Cases and related matters under Items 1.01, 1.02, 2.03, 3.02, 3.03, 5.01, 5.02 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Form 8-K to include additional matters related to the effectiveness of the Plan under Items 2.02, 3.03, 5.03, 7.01, 8.01 and 9.01 of Form 8-K.

The descriptions of the Plan and the Confirmation Order in this Current Report on Form 8-K (this “Report”) are qualified in their entirety by reference to the full text of the Plan and the Confirmation Order, which are incorporated herein as Exhibit 2.1 and Exhibit 2.2, respectively, to this Report, by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2017.

All capitalized terms used herein but not otherwise defined in this Report have the meanings set forth in the Plan.

Item 2.02 Results of Operation and Financial Condition

On the Effective Date, Reorganized Bonanza Creek issued a press release announcing its emergence from bankruptcy, which sets forth Reorganized Bonanza Creek’s pro forma capital structure upon emergence. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders

The information set forth in the Explanatory Note and in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On the Effective Date, pursuant to the terms of the Plan, Reorganized Bonanza Creek filed the Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the office of the Secretary of State of Delaware. Also on the Effective Date, and pursuant to the terms of the Plan, Reorganized Bonanza Creek adopted the Fourth Amended and Restated Bylaws (the “Bylaws”). Descriptions of the material provisions of the Certificate of Incorporation and the Bylaws are contained in Reorganized Bonanza Creek’s registration statement on Form 8-A filed with the SEC on April 28, 2017, which description is incorporated by reference herein.

The foregoing descriptions of the Certificate of Incorporation and the Bylaws are qualified in their entirety by reference to the full texts of the Certificate of Incorporation and the Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to Reorganized Bonanza Creek’s registration statement on Form 8-A filed with the SEC on April 28, 2017 and are incorporated by reference as Exhibits 3.1 and 3.2, respectively, to this Report.

Item 7.01 Regulation FD Disclosure

On April 27, 2017, the Company issued a press release announcing that it will list the New Common Stock on the New York Stock Exchange (the “NYSE”) under the ticker “BCEI” following the Effective Date. A copy of this press release is included herein as Exhibit 99.1.

On the Effective Date, Reorganized Bonanza Creek issued a press release announcing its emergence from bankruptcy. A copy of this press release is included herein as Exhibit 99.2.

The information included in this Report under Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

Item 8.01 Other Events

On April 28, 2017, pursuant to the terms of the Plan, the NYSE approved the listing of the New Common Stock for trading on the NYSE. On the Effective Date, pursuant to the terms of the Plan, the Company registered the New Common Stock under Section 12(b) of the Exchange Act. Trading in the New Common Stock is expected to commence on the NYSE on May 1, 2017.

Item 9.01 Exhibits.

(d)       Exhibits

Exhibit No.	Description

2.1	Order Confirming Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code on April 7, 2017 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on April 7, 2017).
2.2	Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on April 7, 2017).
3.1	Third Amended and Restated Certificate of Incorporation of Bonanza Creek Energy, Inc. (incorporated by reference to Exhibit 3.1 of the Company’s registration statement on Form 8-A filed on April 28, 2017).
3.2	Fourth Amended and Restated Bylaws of Bonanza Creek Energy, Inc. (incorporated by reference to Exhibit 3.2 of the Company’s registration statement on Form 8-A filed on April 28, 2017).
99.1*	Press release issued by Bonanza Creek Energy, Inc. on April 27, 2017.
99.2*	Press release issued by Bonanza Creek Energy, Inc. on April 28, 2017.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Date: April 28, 2017	By:	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Order Confirming Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code on April 7, 2017 (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on April 7, 2017).
2.2	Debtors’ Third Amended Joint Prepackaged Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit 2.1 of the Company’s Form 8-K filed on April 7, 2017).
3.1	Third Amended and Restated Certificate of Incorporation of Bonanza Creek Energy, Inc. (incorporated by reference to Exhibit 3.1 of the Company’s registration statement on Form 8-A filed on April 28, 2017).
3.2	Fourth Amended and Restated Bylaws of Bonanza Creek Energy, Inc. (incorporated by reference to Exhibit 3.2 of the Company’s registration statement on Form 8-A filed on April 28, 2017).
99.1*	Press release issued by Bonanza Creek Energy, Inc. on April 27, 2017.
99.2*	Press release issued by Bonanza Creek Energy, Inc. on April 28, 2017.

*	Filed herewith.